Exhibit 10.1
CARBONITE, INC.
AMENDED AND RESTATED
2005 STOCK INCENTIVE PLAN
Amended and Restated on July 12, 2011
1. Purpose.
     The purpose of this plan (the “Plan”) is to secure for Carbonite, Inc. (the “Company”) and its shareholders the benefits arising from capital stock ownership by key employees and directors of and consultants to the Company and its parent and subsidiary corporations who are expected to contribute to the Company’s future growth and success. Except where the context otherwise requires, the term “Company” shall include the parent and all subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”). The Plan contemplates the issuance of stock options and restricted stock.
2. Type of Options and Administration.
     (a) Types of Options. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be either incentive stock options (“Incentive Stock Options”) meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of Section 422 of the Code (“Non-Statutory Options” and, together with Incentive Stock Options, “Options”).
     (b) Administration. The Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion grant options to purchase shares of the Company’s Common Stock and issue shares upon exercise of such options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith. The Board of Directors may, to the full extent permitted by law, delegate any or all of its powers under the Plan to a committee (the “Committee”) appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee.

     (c) Eligibility for Option Grants. The persons eligible to receive grants of stock options are as follows:
          (i) Incentive Stock Options. Incentive Stock Options shall be granted only to persons who are, at the time of grant, employees (including officers and directors who are employees) of the Company. No person shall be granted any Incentive Stock Option under the Plan who, at the time such option is granted, owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the requirements of paragraph (b) of Section 11 are satisfied. The attribution of stock ownership provisions of Section 424(d) of the Code, and any successor provisions thereto, shall be applied in determining the shares of stock owned by a person for purposes of applying the foregoing percentage limitation. A person who has been granted an option may, if he or she is otherwise eligible, be granted an additional option or options if the Board of Directors shall so determine.
          (ii) Non-Statutory Options. Non-Statutory options shall be granted only to persons who are, at the time of grant, employees (including officers and directors who are employees) or directors of or consultants to the Company. A person who has been granted an option may, if he or she is otherwise eligible, be granted an additional option or options if the Board of Directors shall so determine.
          (ii) Grant of Options to Officers and Directors. From and after the registration of the Common Stock of the Company under Section 12 of the Securities Exchange Act of 1934 (the “Exchange Act”), the selection of an officer or director as a participant in the plan and the timing, price and number of shares for which an option or options may be granted to such officer or director shall be determined either (i) by the Board of Directors, if all of the directors shall be “disinterested persons” (as hereinafter defined) or (ii) by, or only in accordance with, the recommendations of a committee of two or more persons having full authority to act in the matter, of which all members shall be “disinterested persons.” For the purposes of the Plan, a director or member of such committee shall be deemed to be “disinterested” only if such person qualifies as a “disinterested person” within the meaning of paragraph (c)(2) of Rule 16b-3 under the Exchange Act (or any successor rule), as such term is interpreted from time to time.
3. Restricted Stock
     (a) Grants. The Board may grant restricted stock awards (each a “Restricted Stock Award”) to any employee, director or consultant (each such person a “Participant”) to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of a check in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Restricted Stock Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Restricted Stock Award. An acceptable form of Stock Restriction Agreement as attached hereto as Exhibit C.

     (b) Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.
     (c) Transferability of Restricted Stock Awards. Except as the Board may otherwise determine or provide in a Restricted Stock Award, Restricted Stock Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.
     (d) Board Discretion. The terms of each Restricted Stock Award need not be identical, and the Board need not treat Participants uniformly.
     (e) Termination of Status. The Board shall determine the effect on Restricted Stock Awards of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Restricted Stock Award.
4. Stock Subject to Plan.
     Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 3,601,551 shares, all of which shares may be issued and sold pursuant to Incentive Stock Options, non-statutory options or as Restricted Stock Awards granted or awarded under the Plan. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan. Shares of Common Stock repurchased by the Company under the terms of a Restricted Stock Award shall again be available for subsequent grant pursuant to option or restricted stock grants under the Plan.

5. Forms of Option Agreements.
     As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be specified by the Board of Directors. Each option agreement shall state whether the options granted thereby are Incentive Stock Options or non-statutory options.
6. Purchase Price.
     (a) General. The purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Board of Directors, provided, however, that (i) in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option, or less than 110% of such fair market value in the case of options described in paragraph (b) of Section 11, and (ii) in the case of a non-statutory option, the exercise price shall be determined in the sole discretion of the Board of Directors, at the time of grant of such option.
     (b) Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, or by any combination of such methods of payment. The fair market value of any shares of the Company’s Common Stock which may be delivered upon exercise of an option shall be determined in accordance with the terms of the applicable option agreement.
7. Option Period.
     Each option and all rights thereunder shall expire on such date as the Board of Directors shall determine, but, in the case of Incentive Stock Options, in no event after the expiration of ten years from the day on which the option is granted (or five years in the case of options described in paragraph (b) of Section 11) and, in the case of non-statutory options, in no event after the expiration of ten years plus 30 days from the day on which the option is granted, and in either case, shall be subject to earlier termination as provided in the Plan.
8. Exercise of Options.
     Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, subject to the provisions of Section 7 above.
9. Non-transferability of Options.

     No option granted under the Plan shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code) or Title I of the Employee Retirement Income Security Act, or the rules thereunder. During the life of the optionee, the option shall be exercisable only by such person.
10. Effect of Termination of Employment.
     No incentive stock option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that if and to the extent the option agreement or instrument so provides:
(a)	the option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement);

(b)	if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

(c)	if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement);
provided, however, that in no event may any option be exercised after the expiration date of the option. For all purposes of the Plan and any option granted hereunder, “employment” shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations).
11. Incentive Stock Options.
     Options granted under the Plan which are intended to be Incentive Stock Options shall be specifically designated as Incentive Stock Options and shall be subject to the following additional terms and conditions:
          (a) Dollar Limitation. If Incentive Stock Options granted to any employee under the Plan (and any other incentive stock option plans of the Company), in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000, then, to the extent required under the Code, the option to acquire such excess shall be treated as a non-statutory option.
          (b) 10% Shareholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then, to the extent required under the Code, the option shall be treated as a non-statutory option unless the following special provisions are applicable to the option granted to such individual:
     (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and
     (ii) The option exercise period shall not exceed five years from the date of grant.
12. Additional Provisions.
     (a) Additional Option Provisions. The Board of Directors may, in its sole discretion, include additional provisions in any option granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, make or arrange for loans or transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.
     (b) Acceleration. The Board of Directors may, in its sole discretion, accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised.
     (c) Right of First Refusal and Co-Sale Agreement; Other Conditions. As a condition to the issuance of shares pursuant to a Restricted Stock Award or the issuance of shares upon the exercise of an Option, each optionee or participant under the Plan shall execute a counterpart signature page to, and agree to be bound by, the Company’s Amended and Restated Right of First Refusal and Co-Sale Agreement dated on or about April 18, 2007, as the same may be amended and in effect from time to time, which agreement contains, among other terms, provisions relating to restrictions on transferability, rights of first refusal, and market standstill and drag-along provisions, and the Company shall be entitled to postpone the issuance or delivery of shares of its capital stock, and shall not treat such optionee or participant as a stockholder of the Company with respect to such Option or Restricted Stock Award, until such conditions have been met. The optionee or participant hereby acknowledges a receipt of a copy of the Amended and Restated Right of First Refusal and Co-Sale Agreement as in effect on the date hereof.
13. General Restrictions.
     (a) Investment Representations. The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.
     (b) Compliance With Securities Laws. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.
14. Rights as a Shareholder.
     The holder of an option shall have no rights as a shareholder with respect to any shares covered by the option until the date of issue of a stock certificate to him or her for such shares. Except as provided below in Section 15, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.
15. Adjustments.
     (a) General. If, as a result of a merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to the outstanding shares of Common Stock or other securities, the outstanding shares of Common Stock are increased or decreased, or are exchanged for a different number or kind of shares or other securities, or additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable.

     (b) Board Authority to Make Adjustments. Adjustments under this Section 15 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.
16. Acquisition of the Company.
     (a) Consequences of an Acquisition. Unless otherwise expressly provided in the applicable Option or Restricted Stock Award (Options and/or Restricted Stock Awards being referred to as “Awards”), upon the occurrence of an Acquisition, the Board or the board of directors of the surviving or acquiring entity (as used in this Section 16(a), also the “Board”), shall, as to outstanding Awards (on the same basis or on different bases, as the Board shall specify), make appropriate provision for the continuation of such Awards by the Company or the assumption of such Awards by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Awards either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or acquiring corporation or (c) such other securities as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition. In addition to or in lieu of the foregoing, with respect to outstanding Options, the Board may, upon written notice to the affected optionees, provide that one or more Options must be exercised, to the extent then exercisable or to be exercisable as a result of the Acquisition, within a specified number of days of the date of such notice, at the end of which period such Options shall terminate; or terminate one or more Options in exchange for a cash payment equal to the excess of the fair market value (as determined by the Board in its sole discretion) of the shares subject to such Options (to the extent then exercisable or to be exercisable as a result of the Acquisition) over the exercise price thereof.
     (b) Acquisition Defined. An “Acquisition” shall mean: (x) any merger or consolidation after which the voting securities of the Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such event; or (y) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction) or (z) any other acquisition of the business of the Company, as determined by the Board.
     (c) Pooling-of-Interests Accounting. If the Company proposes to engage in an Acquisition intended to be accounted for as a pooling-of-interests, and in the event that the provisions of this Plan or of any Award hereunder, or any actions of the Board taken in connection with such Acquisition, are determined by the Company’s or the acquiring company’s independent public accountants to cause such Acquisition to fail to be accounted for as a pooling-of-interests, then such provisions or actions shall be amended or rescinded by the Board, without the consent of any Participant, to be consistent with pooling-of-interests accounting treatment for such Acquisition.
     (d) Parachute Awards. If, in connection with an Acquisition, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of Awards which shall become exercisable, realizable or vested as provided in such section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the “Parachute Awards”; provided, however, that if the “Aggregate Present Value” of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Participant under Section 4999 of the Code in connection with the Acquisition, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the “Aggregate Present Value” of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this Section 7(e)(v) shall be made by the Company.
17. No Special Employment Rights.
     Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined at the time of such absence in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations).
18. Other Employee Benefits.
     The amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.
19. Amendment of the Plan.
     The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that without the approval of the shareholders of the Company the Board of Directors may not (a) materially increase the benefits accruing to individuals who participate in the

Plan, (b) increase the maximum number of shares which may be issued under the Plan (except for adjustments specifically provided in the Plan), or (c) materially modify the requirements as to eligibility for participation in the Plan. The termination or any modification or amendment of the Plan shall not, without the consent of an optionee or recipient of a restricted stock award, affect his or her rights under an option or restricted stock award previously granted to him or her. With the consent of the optionee or restricted stock recipient affected, the Board of Directors may amend outstanding option or restricted stock agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.
20. Withholding.
     (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options or purchase of restricted stock under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee or restricted stock recipient may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an Option (if applicable), (ii) by delivering to the Company shares of Common Stock already owned by the optionee, or (iii) by delivering cash. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 20(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.
     (b) Notwithstanding the foregoing, in the case of an optionee subject to the reporting requirements of Section 16(a) of the Exchange Act, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3(e) or any successor rule under such Act.
21. Cancellation and New Grant of Options.
     The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options.
22. Effective Date and Duration of the Plan.

     (a) Effective Date. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company’s shareholders. If such shareholder approval is not obtained within twelve months before or after the date of the Board’s adoption of the Plan, any Incentive Stock Options previously granted under the Plan shall terminate and no further Incentive Stock Options shall be granted. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section 19) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option issued after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company’s shareholders. If such shareholder approval is not obtained within twelve months of the Board’s adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.
     (b) Termination. The Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors (or approval by shareholders, if earlier), or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

Exhibit A
CARBONITE, INC.
INCENTIVE STOCK OPTION AGREEMENT
     1. Grant of Option. Carbonite, Inc., a Delaware corporation (the “Company”), hereby grants to                      (the “Employee”), an option, pursuant to the Company’s 2005 Stock Incentive Plan (the “Plan”), to purchase an aggregate of                      shares of Common Stock, $0.01 par value (“Common Stock”), of the Company at a price of $___ per share, purchasable as set forth in and subject to the terms and conditions of this option and the Plan. Except where the context otherwise requires, the term “Company” shall include the parent and all subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”).
     2. Incentive Stock Option. This option is intended to qualify as an incentive stock option (“Incentive Stock Option”) within the meaning of Section 422 of the Code.
     3. Exercise of Option and Provisions for Termination.
          (a) Vesting Schedule. Except as otherwise provided in this Agreement, this option may be exercised prior to the tenth anniversary of the date of grant (or five years in the case of an option described in paragraph (b) of Section 11 of the Plan) (hereinafter the “Expiration Date”) in installments as to not more than the number of shares and during the respective installment periods set forth in the table below. The right of exercise shall be cumulative so that if the option is not exercised to the maximum extent permissible during any exercise period it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the Expiration Date or the earlier termination of this option.

Total No. of
Exercise Period	Shares Exercisable
Prior to ______, 2000	-0-

On or after ____, 2000
but prior to ____, 200_

On or after ____, 200_
but prior to ____, 200_

On or after ____, 200_
but prior to ____, 200_

On or after ____, 200_

This option may not be exercised at any time on or after the Expiration Date.
          (b) Exercise Procedure. Subject to the conditions set forth in this Agreement, this option shall be exercised by the Employee’s delivery of written notice of exercise to the Treasurer of the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 4. Such exercise shall be effective upon receipt by the Treasurer of the Company of such written notice together with the required payment. The Employee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.
          (c) Except as otherwise provided in this Section 3, this option may not be exercised unless the Employee, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an employee of the Company. For all purposes of this option, (i) “employment” shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations or any successor regulations, and (ii) if this option shall be assumed or a new option substituted therefor in a transaction to which Section 424(a) of the Code applies, employment by such assuming or substituting corporation (hereinafter called the “Successor Corporation”) shall be considered for all purposes of this option to be employment by the Company.
          (d) Exercise Period Upon Termination of Employment. If the Employee ceases to be employed by the Company for any reason other than death or disability or a discharge for “cause,” as provided below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Expiration Date), provided that this option shall be exercisable only to the extent that the Employee was entitled to exercise this option on the date of such cessation.
          (e) Exercise Period Upon Death or Disability. If the Employee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) prior to the Expiration Date while he or she is an employee of the Company, or if the Employee dies within three months after the Employee ceases to be an employee of the Company (other than as the result of a discharge for “cause” as specified in paragraph (f) below), this option shall be exercisable, within the period of one year following the date of death or disability of the Employee (but in no event after the Expiration Date), by the Employee or by the person to whom this option is transferred by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code) or Title I of the Employee Retirement Income Security Act, or the rules thereunder, provided that this option shall be exercisable only to the extent that this option was exercisable by the Employee on the date of his or her death or disability. Except as otherwise indicated by the context, the term “Employee,” as used in this option, shall be deemed to include the estate of the Employee or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Employee or pursuant to a qualified domestic relations order (as defined in the Code) or Title I of the Employee Retirement Income Security Act, or the rules thereunder.
          (f) Discharge for Cause. If the Employee, prior to the Expiration Date, ceases his or her employment with the Company because he or she is discharged for “cause” (as defined below), the right to exercise this option shall terminate immediately upon such cessation of employment. “Cause” shall mean willful misconduct in connection with the Employee’s employment or willful failure to perform his or her employment responsibilities in the best interests of the Company (including, without limitation, breach by the Employee of any provision of any employment, nondisclosure, non-competition or other similar agreement between the Employee and the Company), as determined by the Company, which determination shall be conclusive.
     4. Payment of Purchase Price.
          (a) Method of Payment. Payment of the purchase price for shares purchased upon exercise of this option shall be made by delivery to the Company of cash or a check to the order of the Company in an amount equal to the purchase price of such shares, or by delivery to the Company of shares of Common Stock of the Company then owned by the Employee having a fair market value equal in amount to the purchase price of such shares, or by any combination of such methods of payment.
          (b) Valuation of Shares Tendered in Payment of Purchase Price. For the purposes hereof, the fair market value of any share of the Company’s Common Stock which may be delivered to the Company in exercise of this option shall be determined in good faith by the Board of Directors of the Company.
          (c) Delivery of Shares Tendered in Payment of Purchase Price. If the Employee exercises options by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Employee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.
          (d) Restrictions on Use of Option Stock. Notwithstanding the foregoing, no shares of Common Stock of the Company may be tendered in payment of the purchase price of shares purchased upon exercise of this option if the shares to be so tendered were acquired within twelve (12) months before the date of such tender, through the exercise of an option granted under the Plan or any other stock option or restricted stock plan of the Company.
     5. Delivery of Shares; Compliance With Securities Laws, Etc.
          (a) General. The Company shall, upon payment of the option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Employee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.
          (b) Listing, Qualification, Etc. This option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.
     6. Non-transferability of Option. Except as provided in paragraph (e) of Section 3, this option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.
     7. No Special Employment Rights. Nothing contained in the Plan or this option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Employee for the period within which this option may be exercised. However, during the period of the Employee’s employment, the Employee shall render diligently and faithfully the services which are assigned to the Employee from time to time by the Board of Directors or by the executive officers of the Company and shall at no time take any action which, directly or indirectly, would be inconsistent with the best interests of the Company.
     8. Rights as a Shareholder. The Employee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of this option unless and until a certificate representing such shares is duly issued and delivered to the Employee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.
     9. Adjustments.
          (a) General. If, as a result of a merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to the outstanding shares of Common Stock or other securities, the outstanding shares of Common Stock are increased or decreased, or are exchanged for a different number or kind of shares or other securities, or additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (i) the number and kind of shares or other securities subject to this option and (ii) the price for each share subject to this option, without changing the aggregate purchase price as to which this option remains exercisable.
          (b) Board Authority to Make Adjustments. Adjustments under this Section 9 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to this option on account of any such adjustments.
          (c) Limits on Adjustments. No adjustment shall be made under this Section 9 which would, within the meaning of any applicable provision of the Code, constitute a modification, extension or renewal of this option or a grant of additional benefits to the Employee.
     10. Mergers, Etc.
          (a) General. In the event of a consolidation or merger in which the Company is not the surviving corporation, or which results in the acquisition of substantially all of the Company’s outstanding Common Stock by a single person, entity or group of persons or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the assets of the Company, or in the event of a reorganization or liquidation of the Company, prior to the Expiration Date or termination of this option (each, an “Organic Event”), the Employee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 16 of the Plan.
          (b) Acceleration. In the event of the occurrence of an Organic Event, the vesting schedule set forth in Section 3(a) of this Agreement may be accelerated in whole or in part at the sole discretion of the Board of Directors of the Company.

     11. Withholding Taxes. The Company’s obligation to deliver shares upon the exercise of this option shall be subject to the Employee’s satisfaction of all applicable federal, state and local income and employment tax withholding requirements.
     12. Limitations on Disposition of Incentive Stock Option Shares. It is understood and intended that this option shall qualify as an “incentive stock option” as defined in Section 422 of the Code. Accordingly, the Employee understands that in order to obtain the benefits of an incentive stock option under Section 421 of the Code, no sale or other disposition may be made of any shares acquired upon exercise of the option within one year after the day of the transfer of such shares to him, nor within two years after the grant of the option. If the Employee intends to dispose, or does dispose (whether by sale, exchange, gift, transfer or otherwise), of any such shares within said periods, he or she will notify the Company in writing within ten days after such disposition.
     13. Investment Representations; Legend.
          (a) Representations. The Employee represents, warrants and covenants that:
     (i) Any shares purchased upon exercise of this option shall be acquired for the Employee’s account or investment only and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act of 1933 (the “Securities Act”) or any rule or regulation under the Securities Act.
     (ii) The Employee has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Employee to evaluate the merits and risks of his or her investment in the Company.
     (iii) The Employee is able to bear the economic risk of holding shares acquired pursuant to the exercise of this option for an indefinite period.
     (iv) The Employee understands that (A) the shares acquired pursuant to the exercise of this option will not be registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, the exemption from registration under Rule 144 will not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public and other terms and conditions of Rule 144 are complied with; and (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register any shares acquired pursuant to the exercise of this option under the Securities Act.
By making payment upon exercise of this option, the Employee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 13.
          (b) Legend on Stock Certificates. All stock certificates representing shares of Common Stock issued to the Employee upon exercise of this option shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by applicable state law:
“The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required.”
     14. Miscellaneous.
          (a) Except as provided herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Employee.
          (b) All notices under this option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.
          (c) This option shall be governed by and construed in accordance with the laws of the State of Delaware.

Date of Grant:	CARBONITE, INC.

_____, 200_

By:

Title:

EMPLOYEE’S ACCEPTANCE
     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2005 Stock Incentive Plan.

EMPLOYEE

Address:

Exhibit B
CARBONITE, INC.
NONSTATUTORY STOCK OPTION AGREEMENT
     1. Grant of Option. Carbonite, Inc., a Delaware corporation (the “Company”), hereby grants to                      (the “Optionee”) an option, pursuant to the Company’s 2005 Stock Incentive Plan (the “Plan”), to purchase an aggregate of                      shares of Common Stock, $0.01 par value (“Common Stock”), of the Company at a price of $__ per share, purchasable as set forth in, and subject to the terms and conditions of, this option and the Plan. This option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Except where the context otherwise requires, the term “Company” shall include the parent and all subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Code.
     2. Exercise of Option and Provisions for Termination.
          (a) Vesting Schedule. Except as otherwise provided in this Agreement, this option may be exercised prior to the date 30 days after the tenth anniversary of the date of grant (hereinafter the “Expiration Date”) in installments as to not more than the number of shares and during the respective installment periods set forth in the table below. The right of exercise shall be cumulative so that if the option is not exercised to the maximum extent permissible during any exercise period it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the Expiration Date or the earlier termination of this option.

Total No. of
Exercise Period	Shares Exercisable
Prior to ______, 2000	-0-

On or after ____, 2000
but prior to ____, 200_

On or after ____, 200_
but prior to ____, 200_

On or after ____, 200_
but prior to ____, 200_

On or after ____, 200_

This option may not be exercised at any time on or after the Expiration Date.
          (b) Exercise Procedure. Subject to the conditions set forth in this Agreement, this option shall be exercised by the Optionee’s delivery of written notice of exercise to the Treasurer of the Company specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 3. Such exercise shall be effective upon receipt by the Treasurer of the Company of such written notice together with the required payment. The Optionee may purchase fewer than the total number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.
          (c) Continuous Employment Required. Except as otherwise provided in this Section 2, this option may not be exercised unless the Optionee, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an employee of the Company or, in the case of an Optionee who is a consultant to the Company, unless the consulting relationship is not interrupted or terminated by the Company. For all purposes of this option, (i) “employment” shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations or any successor regulations, and (ii) if this option shall be assumed or a new option substituted therefor in a transaction to which Section 424(a) of the Code, applies, employment by such assuming or substituting corporation (hereinafter called the “Successor Corporation”) shall be considered for all purposes of this option to be employment by the Company.
          (d) Termination of Employment. If the Optionee ceases to be employed by the Company or if the Optionee’s consulting relationship is interrupted or terminated by the Company for any reason other than death or disability or a discharge for “cause,” as provided below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Expiration Date), provided that this option shall be exercisable only to the extent that the Optionee was entitled to exercise this option on the date of such cessation.
          (e) Exercise Period Upon Death or Disability. If the Optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) prior to the Expiration Date, while he or she is an employee of or consultant to the Company, or if the Optionee dies within three months after the Optionee ceases to be an employee of or consultant to the Company (other than as the result of a discharge for “cause” or termination of a consulting relationship for “cause”, in each case as specified in paragraph (f) below), this option shall be exercisable, within the period of one year following the date of death or disability of the Optionee

(but in no event after the Expiration Date), by the Optionee or by the person to whom this option is transferred by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code) or Title I of the Employee Retirement Income Security Act, or the rules thereunder, provided that this option shall be exercisable only to the extent that this option was exercisable by the Optionee on the date of his or her death or disability. Except as otherwise indicated by the context, the term “Optionee,” as used in this option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Optionee or pursuant to a qualified domestic relations order (as defined in the Code) or Title I of the Employee Retirement Income Security Act, or the rules thereunder.
          (f) Discharge for Cause. If the Optionee, prior to the Expiration Date, ceases his or her employment or consulting relationship with the Company because he or she is discharged or terminated for “cause” (as defined below), the right to exercise this option shall terminate immediately upon such cessation of employment. “Cause” shall mean willful misconduct in connection with the Optionee’s employment or consulting relationship or willful failure to perform his or her employment or consulting responsibilities in the best interests of the Company (including, without limitation, breach by the Optionee of any provision of any employment, nondisclosure, non-competition or other similar agreement between the Optionee and the Company), as determined by the Company, which determination shall be conclusive.
     3. Payment of Purchase Price.
          (a) Method of Payment. Payment of the purchase price for shares purchased upon exercise of this option shall be made by delivery to the Company of cash or a check to the order of the Company in an amount equal to the purchase price of such shares, or by delivery to the Company of shares of Common Stock of the Company then owned by the Optionee having a fair market value equal in amount to the purchase price of such shares, or by any combination of such methods of payment.
          (b) Valuation of Shares Tendered in Payment of Purchase Price. For the purposes hereof, the fair market value of any share of the Company’s Common Stock which may be delivered to the Company in exercise of this option shall be determined in good faith by the Board of Directors of the Company.
          (c) Delivery of Shares Tendered in Payment of Purchase Price. If the Company permits the Optionee to exercise options by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.
          (d) Restrictions Upon Use of Option Stock. Notwithstanding the foregoing, no shares of Common Stock of the Company may be tendered in payment of the purchase price of shares purchased upon exercise of this option if the shares to be so tendered were acquired within twelve (12) months before the date of such tender, through the exercise of an option granted under the Plan or any other stock option or restricted stock plan of the Company.
     4. Delivery of Shares; Compliance With Securities Law, Etc.
          (a) General. The Company shall, upon payment of the option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.
          (b) Listing, Qualification, Etc. This option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.
     5. Non-transferability of Option. Except as provided in paragraph (e) of Section 2, this option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.
     6. No Special Employment Or Consulting Rights. Nothing contained in the Plan or this option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Optionee or the continuation of the consulting relationship with the Optionee for the period within which this option may be exercised. However, during the period of the Optionee’s employment or consulting relationship, the Optionee shall render diligently and faithfully the services which are assigned from time to time by the Board of Directors or by the executive officers of the Company and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company.
     7. Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of this option unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.
     8. Recapitalization.
          (a) General. If, as a result of a merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to the outstanding shares of Common Stock or other securities, the outstanding shares of Common Stock are increased or decreased, or are exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (i) the number and kind of shares or other securities subject to this option and (ii) the price for each share subject to this option, without changing the aggregate purchase price as to which this option remains exercisable.
          (b) Board Authority to Make Adjustments. Adjustments under this Section 8 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under this option on account of any such adjustments.
     9. Mergers, Etc.
          (a) General. In the event of a consolidation or merger in which the Company is not the surviving corporation, or which results in the acquisition of substantially all of the Company’s outstanding Common Stock by a single person, entity or group of persons or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the assets of the Company, or in the event of a reorganization or liquidation of the Company, prior to the Expiration Date or termination of this option (each, an “Organic Event”), the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 16 of the Plan.
          (b) Acceleration. In the event of the occurrence of an Organic Event, the vesting schedule set forth in Section 3(a) of this Agreement may be accelerated in whole or in part at the sole discretion of the Board of Directors of the Company.

     10. Withholding Taxes. The Company’s obligation to deliver shares upon the exercise of this option shall be subject to the Optionee’s satisfaction of all applicable federal, state and local income and employment tax withholding requirements.
     11. Investment Representations; Legend.
          (a) Representations. The Optionee represents, warrants and covenants that:
     (i) Any shares purchased upon exercise of this option shall be acquired for the Optionee’s account for investment only, and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act.
     (ii) The Optionee has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company.
     (iii) The Optionee is able to bear the economic risk of holding such shares acquired pursuant to the exercise of this option for an indefinite period.
     (iv) The Optionee understands that (A) the shares acquired pursuant to the exercise of this option will not be registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, the exemption from registration under Rule 144 will not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register any shares acquired pursuant to the exercise of this option under the Securities Act.
By making payment upon exercise of this option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 11.
          (b) Legend on Stock Certificate. All stock certificates representing shares of Common Stock issued to the Optionee upon exercise of this option shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by applicable state law:
“The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required.”
     12. Miscellaneous.
          (a) Except as provided herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.
          (b) All notices under this option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.
          (c) This option shall be governed by and construed in accordance with the laws of the State of Delaware.

Date of Grant:	CARBONITE, INC.

_____, 200_

By:

Title:

OPTIONEE’S ACCEPTANCE
     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2005 Stock Incentive Plan.

OPTIONEE

ADDRESS:

Exhibit C
CARBONITE, INC.
Stock Restriction Agreement
     THIS IS AN AGREEMENT made as of the ____ day of _______, 200_ between Carbonite, Inc., a Delaware corporation (the “Company”), and _________ (the “Stockholder”).
     For valuable consideration, the receipt and sufficiency of which is acknowledged, the Company and the Stockholder agree as follows:
     1. Ownership of Shares. The Stockholder has previously purchased __________ shares of Common Stock, $.01 par value per share, of the Company (“Common Stock”), at a purchase price of $_______ per share (the “Purchase Price”). The aggregate Purchase Price for the Shares was paid by the Stockholder by check payable to the order of the Company. The Stockholder agrees that all of the shares of capital stock owned by him, now or in the future, however acquired (the “Shares”) will be subject to the repurchase option set forth in Section 2.
     2. Resale of Shares. If the Stockholder (i) is terminated by the Company for any reason or no reason, (ii) resigns from his or her employment with the Company, (iii) becomes disabled (as defined below), or (iv) dies:
          (a) at any time prior to the first anniversary hereof, the Stockholder shall, if so requested by the Company, sell and transfer to the Company all of the Shares;
          (b) at any time on or after the first anniversary hereof, the Stockholder shall be entitled to retain 25% of the Shares and shall, if so requested by the Company pursuant to the provisions of Section 3 herein, sell and transfer to the Company 75% of the Shares;
          (c) at any time on or after the last day of each one month period for the next 35 months commencing on ________________ and ending on (but including) _________________, the Stockholder shall be entitled to retain an additional ____ Shares and, if so requested by the Company pursuant to the provisions of Section 3 herein, the number of Shares that the Stockholder shall be required to sell and transfer to the Company shall be decreased by _______ Shares each three month period;
          (d) at any time on or after ____________ [the fourth anniversary], the Stockholder shall be entitled to retain all Shares held by him or her.
     Any Shares that the Stockholder is entitled to retain are herein referred to as “Vested Shares”).

          (e) If a Repurchase Notice is delivered by the Company pursuant to Section 3 herein, any Shares required to be transferred and sold by the Stockholder to the Company pursuant to Sections 2(a) through (d) above in the event that he or she is terminated by the Company for “cause” (as defined below) shall be sold by the Stockholder and purchased by the Company at the Purchase Price per Share, such consideration to be paid by the Company in cash or by check pursuant to Section 3 below. For purposes of this Agreement, “cause” shall mean (i) the conviction of the Stockholder for, or the entry of a pleading of guilty or nolo contendere by the Stockholder with respect to, any felony offense or any crime involving money or other property of the Company; (ii) any act of the Stockholder involving moral turpitude, fraud or embezzlement; or (iii) continuing failure or refusal to perform specific directives of the Board consistent with the Stockholder’s duties after written notice that such failure will be deemed to constitute cause for termination and a 60 day opportunity to cure such failure.
          (f) If a Repurchase Notice is delivered by the Company pursuant to Section 3 herein, any Shares required to be transferred and sold by the Stockholder to the Company pursuant to Sections 2(a) through (d) above in the event that he or she resigns from the Company shall be sold by the Stockholder and purchased by the Company at the Purchase Price per Share, together with interest thereon at the then-applicable federal rate pursuant to the Internal Revenue Code of 1986, as amended (the “Code”), with such consideration to be paid by the Company in cash or by check pursuant to Section 3 below.
          (g) If a Repurchase Notice is delivered by the Company pursuant to Section 3 herein, any Shares required to be transferred and sold by the Stockholder to the Company pursuant to Sections 2(a) through (d) above in the event that he or she is terminated without cause, is disabled or dies shall be sold by the Stockholder and purchased by the Company for a price equal to the Book Value per Share, as determined herein. Such consideration shall be paid by the Company in cash or check pursuant to Section 3 below. For purposes of this Agreement, “disabled” means a disability preventing the Stockholder from rendering services to the Company consistent with his or her duties for a period of six (6) consecutive months. For purposes of this Agreement, Book Value shall mean the greater of (i) the Purchase Price per Share, together with interest thereon at the applicable federal rate pursuant to the Code, or (ii) the price per Share attributable to the Common Stock pursuant to the Company’s most recently prepared balance sheet. The Book Value per Share shall be set forth in the Repurchase Notice. In the event that the Stockholder, in good faith, disputes the value stated in such Repurchase Notice, he shall provide written notice (the “Dispute Notice”) to the Company within 15 days after the receipt of the Repurchase Notice, which Dispute Notice shall state the basis for such dispute, the valuation the Stockholder believes appropriate and the assumptions underlying such valuation. The parties shall try to resolve the dispute amicably. If the parties cannot resolve such dispute within 15 days of the Company’s receipt of the Dispute Notice, the parties agree that such dispute shall be submitted to a mutually agreeable independent certified public accountant located in Boston, MA (the “Appraiser”). The Appraiser shall review such dispute and compute the Book Value of the Shares and the Appraiser’s determination shall be binding upon the parties. The costs of the Appraiser shall be borne by the Company.
          (h) Notwithstanding anything herein to the contrary, in the event of (i) a consolidation or merger in which the Company is not the surviving corporation or the stockholders of the Company immediately prior to such merger or consolidation own less than 50% of the capital stock of the Company immediately after such merger or consolidation (but excluding an initial public offering of equity securities by the Company), or (ii) the acquisition of all or substantially all of the Company’s outstanding Common Stock by a single person, entity or group of persons or entities acting in concert, or (iii) the sale or the transfer of all or substantially all of the assets of the Company, or (iv) the consummation of an underwritten public offering of the Company’s equity securities yielding gross proceeds to the Company and/or the selling stockholders of not less than $10,000,000 (each, an “Organic Event”), then, in connection with the consummation of such Organic Event, the repurchase provisions of this Section 2 shall terminate and be of no further force and effect immediately prior to the consummation of such Organic Event.
     3. Closing and Payment for Shares Subject to Repurchase
          (a) The Company shall repurchase the Shares subject to the repurchase obligations set forth in Section 2 by delivering or mailing to the Stockholder (or his estate) written notice of repurchase within 60 day after the date of the Stockholder’s termination of employment (the “Repurchase Notice”); provided, however, that the Company shall not be required to repurchase such Shares, or any portion thereof, if a majority of the Board of Directors has determined that the repurchase of such Shares is not in the best interests of the Company. The Repurchase Notice must specify the number of Shares to be repurchased, the price per Share and, to the extent that the Company does not repurchase all Shares subject to the repurchase obligations, such repurchase obligations will, with respect to such Shares, automatically expire and terminate, effective upon the expiration of the 60 day period (as such period for repurchase may be extended for ten days pursuant to Section 3(b) below).
          (b) Within ten days after his or her receipt of the Company’s Repurchase Notice pursuant to Section 3(a) above, the Stockholder (or his estate) must tender to the Company at its principal office the certificate or certificates representing the Shares which the Company has elected to repurchase, duly endorsed in blank by the Stockholder or with duly endorsed stock powers attached, all in form suitable for the transfer of those Shares to the Company. Upon its receipt of the Shares, the Company will deliver to the Stockholder a check in the amount of the aggregate purchase price with respect to Shares repurchased hereunder, together with a certificate for the Shares not purchased; provided, however, that if the aggregate consideration for the Shares to be paid by the Company is in excess of $250,000, the Company shall pay $250,000 in cash and the balance in an unsecured subordinated promissory note, which note shall be payable in four equal annual installments over the next four years and bear interest at the then-current prime rate as announced by Fleet Bank.
     4. Restrictions on Transfer. The Stockholder shall not (directly or indirectly through an agent, executor, heir, administrator, trustee, receiver, conservator or other representative) sell, assign, exchange, encumber, distribute, bequeath, transfer, pledge, hypothecate or otherwise dispose of, by gift or otherwise (collectively “transfer”), any of the Shares, or any interest therein, without the prior written consent of this Company. Notwithstanding the foregoing, the Stockholder may transfer the Shares to the Company or to the benefit of any spouse, child or grandchild, or to a trust for their benefit, or by will or the laws of descent and distribution; provided, however that such Shares shall remain subject to this agreement and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement. The Company will not be required to (a) effect any transfer on its books, (b) treat as owner of such Shares or (c) pay dividends to any transferee to whom any such Shares or other stock have been so sold or transferred unless and until this provisions of this Agreement are complied with. In addition, in the event that any Shares or other stock are sold or transferred (including by operation of law or otherwise) in violation of any of the provisions set forth in this Agreement, the Company will have the right and option to purchase from the transferring Stockholder and any purported transferee all of such Shares or other stock for a purchase price per share equal to the price per share originally paid by the Stockholder pursuant to this Agreement.
     5. Termination of Agreement. This Agreement shall terminate on the later of (a) the date on which the Shares are no longer subject to a Purchase Option or (b) the consummation of an Organic Event.
     6. Restrictive Legend. All certificates representing Shares or other capital stock subject to this Agreement will bear a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:
“The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Stock Restriction Agreement between the Company and the registered owner of this certificate (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Treasurer of the Company.”
     7. Adjustments for Stock Splits, Stock Dividends, etc. If from time to time during the term of this Agreement there is any stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Stockholder is entitled by reason of his ownership of the Shares or other Company securities will be immediately subject to the restrictions on transfer and the other provisions of this Agreement in the same manner and to the same extent as the Shares, and the respective repurchase prices shall be appropriately adjusted.
     8. Withholding Taxes.
          (a) The Stockholder acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Stockholder any federal, state or local taxes of any kind required by law to be withheld with respect to the repurchase of the Shares by the Company.
          (b) If the Stockholder elects, in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended, to recognize ordinary income in the year of acquisition of the Shares, the Company will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price for such Shares and the fair market value of such Shares as of the day immediately preceding the date of the purchase of such Shares by the Stockholder.
     9. Severability. The invalidity or unenforceability of an provision of this Agreement will not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement will be severable and enforceable to the extent permitted by law.
     10. Waiver. Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Companyin the case of a waiver of the repurchase obligations hereunder.
     11. Binding Effect. This Agreement is binding upon and shall inure to the benefit of the Company and the Stockholder and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 4 of this Agreement.
     12. No Rights To Employment. Nothing contained in this Agreement is to be construed as giving the Stockholder any right to be retained, in any position, as an employee of the Company.
     13. Notice. All notices required or permitted hereunder must be in writing and are deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party to this

Agreement at the address shown beneath such party’s signature to this Agreement, or at such other address as one party will designate to the other in accordance with this Section 13.
     14. Pronouns. Whenever the context may require, any pronouns used in this Agreement are deemed to include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns are deemed to include the plural, and vice versa.
     15. Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Stockholder.
     16. Governing Law. This Agreement is to be construed, interpreted and enforced in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Carbonite, Inc.

By:

Name:
Title:

Address:

Stockholder:

[Name]

Address: